                                                                   EXHIBIT 10.34


                                SECURED TERM NOTE

         FOR VALUE RECEIVED, each of PROXYMED, INC., a Florida corporation (the "PARENT"), and the other companies listed on Exhibit A attached hereto (such other companies together with the Parent, each a "COMPANY" and collectively, the "COMPANIES") promises to pay to LAURUS MASTER FUND, LTD., c/o M&C Corporate Services Limited, P.O. Box 309 GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, Fax: 345-949-8080 (the "HOLDER") or its registered assigns or successors in interest, the sum of Five Million Dollars ($5,000,000), together with any accrued and unpaid interest hereon, on December 6, 2010 (the "MATURITY DATE") if not sooner indefeasibly paid in full.

         Capitalized terms used herein without definition shall have the meanings ascribed to such terms in that certain Security and Purchase Agreement dated as of the date hereof among the Companies and the Holder (as amended, modified and/or supplemented from time to time, the "SECURITY AGREEMENT").

         The following terms shall apply to this Secured Convertible Term Note (this "NOTE"):

                                    ARTICLE I
                         CONTRACT RATE AND AMORTIZATION

         1.1 Contract Rate. Subject to Section 2.2, interest payable on the outstanding principal amount of this Note (the "PRINCIPAL AMOUNT") shall accrue at a rate per annum equal to the "prime rate" published in The Wall Street Journal from time to time (the "PRIME RATE"), plus two percent (2.0%) (the "CONTRACT RATE"). The Contract Rate shall be increased or decreased as the case may be for each increase or decrease in the Prime Rate in an amount equal to such increase or decrease in the Prime Rate; each change to be effective as of the day of the change in the Prime Rate. The Contract Rate shall not at any time be less than eight percent (8.0%). Interest shall be (i) calculated on the basis of a 360 day year, and (ii) payable monthly, in arrears, commencing on January 1, 2006, on the first business day of each consecutive calendar month thereafter through and including the Maturity Date, and on the Maturity Date, whether by acceleration or otherwise.

         1.2 Principal Payments. Amortizing payments of the aggregate principal amount outstanding under this Note at any time (the "PRINCIPAL AMOUNT") shall be made, jointly and severally, by the Companies on April 1, 2006 and on the first business day of each succeeding month thereafter through and including the Maturity Date (each, an "AMORTIZATION DATE"). Commencing on the first Amortization Date, the Companies shall, jointly and severally, make monthly payments to the Holder on each Repayment Date, each such payment in the amount of $89,285.71 together with any accrued and unpaid interest on such portion of the Principal Amount plus any and all other unpaid amounts which are then owing under this Note (collectively, the "MONTHLY AMOUNT"). Any outstanding Principal Amount together with any accrued and unpaid interest and any and all other unpaid amounts which are then owing by the Companies to the Holder under this Note, the Security Agreement and/or any other Ancillary Agreement shall be due and payable on the Maturity Date.

         1.3 Optional Redemption in Cash. The Companies may prepay this Note ("OPTIONAL REDEMPTION") by paying to the Holder a sum of money equal to one hundred fifteen percent (115%) of the Principal Amount outstanding at such time together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable to the Holder arising under this Note, the Security Agreement or any other Ancillary Agreement (the "REDEMPTION AMOUNT") outstanding on the Redemption Payment Date (as defined below). The Company shall deliver to the Holder a written notice of redemption (the "NOTICE OF REDEMPTION") specifying the date for such Optional Redemption (the "REDEMPTION PAYMENT DATE"), which date shall be seven (7) business days after the date of the Notice of Redemption (the "REDEMPTION PERIOD"). On the Redemption Payment Date, the Redemption Amount must be paid in good funds to the Holder. In the event the Companies fail to pay the Redemption Amount on the Redemption Payment Date as set forth herein, then such Redemption Notice will be null and void.

                                   ARTICLE II
                                EVENTS OF DEFAULT

         2.1 Events of Default. The occurrence of an Event of Default under the Security Agreement shall constitute an event of default ("EVENT OF DEFAULT") hereunder.

         2.2 Default Interest. Following the occurrence and during the continuance of an Event of Default, the Companies shall, jointly and severally, pay additional interest on the outstanding principal balance of this Note in an amount equal to two percent (2%) per month (applied on a pro rata basis to any partial month), and all outstanding Obligations, including unpaid interest, shall continue to accrue interest at such additional interest rate from the date of such Event of Default until the date such Event of Default is cured or waived.

         2.3 Default Payment. Following the occurrence and during the continuance of an Event of Default, the Holder, at its option, may demand repayment in full of all Obligations (which shall not include the amount set forth in Section 1.3 of this Note) and/or may elect, in addition to all rights and remedies of the Holder under the Security Agreement and the other Ancillary Agreements and all Obligations of the Companies under the Security Agreement and the other Ancillary Agreements, to require the Company to make a Default Payment ("DEFAULT PAYMENT"). The Default Payment shall be 120% of the outstanding principal amount of the Note, plus accrued but unpaid interest, all other fees then remaining unpaid, and all other amounts payable hereunder. The Default Payment shall be applied first to any fees due and payable to the Holder pursuant to this Note, the Security Agreement, and/or the other Ancillary Agreements, then to accrued and unpaid interest due on this Note and then to the outstanding principal balance of this Note. The Default Payment shall be due and payable immediately on the date that the Holder has exercised its rights pursuant to this Section 2.3.

                                   ARTICLE III
                                  MISCELLANEOUS

         3.1 Cumulative Remedies. The remedies under this Note shall be cumulative.

         3.2 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         3.3 Notices. Any notice herein required or permitted to be given shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) three (3) Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) Business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective Company at the address provided for such Company in the Security Agreement executed in connection herewith, and to the Holder at the address provided in the Security Agreement for the Holder, with a copy to John E. Tucker, Esq., 825 Third Avenue, 14th Floor, New York, New York 10022, facsimile number (212) 541-4434, or at such other address as the respective Company or the Holder may designate by ten days advance written notice to the other parties hereto.

         3.4 Amendment Provision. The term "Note" and all references thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, and any successor instrument as such successor instrument may be amended or supplemented.

         3.5 Assignability. This Note shall be binding upon each Company and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder in accordance with the requirements of the Security Agreement. No Company may assign any of its obligations under this Note without the prior written consent of the Holder, any such purported assignment without such consent being null and void.

         3.6 Cost of Collection. In case of any Event of Default under this Note, the Companies shall, jointly and severally, pay the Holder reasonable costs of collection, including reasonable attorneys' fees.

         3.7 Governing Law, Jurisdiction and Waiver of Jury Trial.

                  (a) THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

                  (b) EACH COMPANY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY COMPANY, ON THE ONE HAND, AND THE HOLDER, ON THE OTHER HAND, PERTAINING TO THIS NOTE OR ANY OF THE OTHER ANCILLARY AGREEMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS NOTE, THE SECURITY AGREEMENT OR ANY OF THE ANCILLARY AGREEMENTS; PROVIDED, THAT EACH COMPANY ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS NOTE SHALL BE DEEMED OR OPERATE TO PRECLUDE THE HOLDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE HOLDER. EACH COMPANY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE COMPANY HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. THE COMPANY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE COMPANY AT THE ADDRESS SET FORTH IN THE SECURITY AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE COMPANY'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

                  (c) EACH COMPANY DESIRES THAT ITS DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, EACH COMPANY HERETO WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE. WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE HOLDER AND/OR ANY COMPANY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS NOTE, ANY OTHER ANCILLARY AGREEMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.

         3.8 Severability. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note.

         3.9 Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum rate permitted by such law, any payments in excess of such maximum rate shall be credited against amounts owed by the Companies to the Holder and thus refunded to the Companies.

         3.10 Security Interest. The Holder has been granted a security interest
(i) in certain assets of the Companies and their respective Subsidiaries as more fully described in the Security Agreement and (ii) pursuant to the Security Documents.

         3.11 Construction. Each party acknowledges that its legal counsel participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

         3.12 Registered Obligation. This Note is intended to be a registered obligation within the meaning of Treasury Regulation Section 1.871-14(c)(l)(i) and the Company (or its agent) shall register the Note (and thereafter shall maintain such registration) as to both principal and any stated interest. Notwithstanding any document, instrument or agreement relating to this Note to the contrary, transfer of this Note (or the right to any payments of principal or stated interest thereunder) may only be effected by (i) surrender of this Note and either the reissuance by the Company of this Note to the new holder or the issuance by the Company of a new instrument to the new holder, or (ii) transfer through a book entry system maintained by the Company (or its agent), within the meaning of Treasury Regulation Section 1.871-14(c)(l)(i)(B).


       [Balance of page intentionally left blank; signature page follows]

         IN WITNESS WHEREOF, the Companies have caused this Secured Term Note to be signed in its name effective as of this 6th day of December, 2005.


                                        PROXYMED, INC.

                                        BY: /s/ DOUGLAS J. O'DOWD
                                            ------------------------------------
                                            Name: Douglas J. O'Dowd
                                            Title: CFO


WITNESS:

/s/ TRACEY M. TUCKER
-------------------------------------

                                        PROXYMED TRANSACTION SERVICES,
                                        INC.

                                        By: /s/ DOUGLAS J. O'DOWD
                                            ------------------------------------
                                            Name: Douglas J. O'Dowd
                                            Title: CFO


WITNESS:

/s/ TRACEY M. TUCKER
-------------------------------------



                                        PROXYMED LAB SERVICES, LLC


                                        By: /s/ DOUGLAS J. O'DOWD
                                            ------------------------------------
                                            Name: Douglas J. O'Dowd
                                            Title: CFO

WITNESS:


/s/ TRACEY M. TUCKER
-------------------------------------




                  [SIGNATURE LINES CONTINUED ON FOLLOWING PAGE]

STATE OF GEORGIA
         -----------
                    : ss.:
COUNTY OF GWINNETT
          ----------


         On the 7th day of December, 2005, before me personally came DOUGLAS J. O'DOWD to me known, who, being by me duly sworn did depose and say that s/he is the CFO of ProxyMed, Inc., the corporation described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.


                                             /s/ LISA E. SCULLY
                                             -----------------------------------
                                             NOTARY PUBLIC

                                                       (SEAL)

STATE OF GEORGIA
         -----------
                    : ss.:
COUNTY OF GWINNETT
          ----------

         On the 7th day of December, 2005, before me personally came DOUGLAS J. O'DOWD to me known, who, being by me duly sworn did depose and say that s/he is the CFO of ProxyMed Transaction Services, Inc., the corporation described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.


                                             /s/ LISA E. SCULLY
                                             -----------------------------------
                                             NOTARY PUBLIC

                                                       (SEAL)


STATE OF GEORGIA
         -----------
                    : ss.:
COUNTY OF GWINNETT
          ----------



         On the 7th day of December, 2005, before me personally came DOUGLAS J. O'DOWD to me known, who, being by me duly sworn did depose and say that s/he is the CFO of ProxyMed Lab Services, LLC, the limited liability company described in and which executed the above instrument; and that s/he signed her/his name thereto on behalf of said limited liability company pursuant to authorization under the operating agreement of said limited liability company; and that he/she signed his/her name thereto by like authority.


                                             /s/ LISA E. SCULLY
                                             -----------------------------------
                                             NOTARY PUBLIC

                                                       (SEAL)

                                        PLANVISTA CORPORATION


                                        By: /s/ DOUGLAS J. O'DOWD
                                            ------------------------------------
                                            Name: DOUGLAS J. O'DOWD
                                            Title: CFO

WITNESS:

/s/ TRACEY M. TUCKER
-------------------------------------


                                        PLANVISTA SOLUTIONS, INC.


                                        By: /s/ DOUGLAS J. O'DOWD
                                            ------------------------------------
                                            Name: DOUGLAS J. O'DOWD
                                            Title: CFO

WITNESS:

/s/ TRACEY M. TUCKER
-------------------------------------


                                        NATIONAL NETWORK SERVICES, LLC


                                        By: /s/ DOUGLAS J. O'DOWD
                                            ------------------------------------
                                            Name: DOUGLAS J. O'DOWD
                                            Title: CFO


WITNESS:

/s/ TRACEY M. TUCKER
-------------------------------------

STATE OF GEORGIA
         -----------
                    : ss.:
COUNTY OF GWINNETT
          ----------


         On the 7th day of December, 2005, before me personally came DOUGLAS J. O'DOWD to me known, who, being by me duly sworn did depose and say that s/he is the CFO of PlanVista Corporation, the corporation described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.


                                             /s/ LISA E. SCULLY
                                             -----------------------------------
                                             NOTARY PUBLIC

                                                       (SEAL)


STATE OF GEORGIA
         -----------
                    : ss.:
COUNTY OF GWINNETT
          ----------


         On the 7th day of December, 2005, before me personally came DOUGLAS J. O'DOWD to me known, who, being by me duly sworn did depose and say that s/he is the CFO of PlanVista Solutions, Inc. the corporation described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.


                                             /s/ LISA E. SCULLY
                                             -----------------------------------
                                             NOTARY PUBLIC

                                                       (SEAL)


STATE OF GEORGIA
         -----------
                    : ss.:
COUNTY OF GWINNETT
          ----------


         On the 7th day of December, 2005, before me personally came DOUGLAS J. O'DOWD to me known, who, being by me duly sworn did depose and say that s/he is the CFO of National Network Services, LLC, the limited liability company described in and which executed the above instrument; and that s/he signed her/his name thereto on behalf of said limited liability company pursuant to authorization under the operating agreement of said limited liability company; and that he/she signed his/her name thereto by like authority.


                                             /s/ LISA E. SCULLY
                                             -----------------------------------
                                             NOTARY PUBLIC

                                                       (SEAL)